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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in Registration Statement
No. 333-15805 of Aware, Inc. on Form S-8, of our report dated January 30, 1997, appearing in this Annual Report on Form 10-K of Aware, Inc. for the year ended December 31, 1996.




/s/  Deloitte & Touche LLP

Boston, Massachusetts
March 26, 1997